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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 1997

                              BELCO OIL & GAS CORP.
             (Exact name of registrant as specified in its charter)



            Nevada                       011-14256               13-3869719
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                          767 Fifth Avenue, 46th Floor
                            New York, New York 10153
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (212) 644-2200
                         (Registrant's telephone number,
                              including area code)






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Item 5. Other Events

         On November 3, 1997, Belco Oil & Gas Corp., a Nevada corporation (the "Company"), announced the execution of an Agreement and Plan of Merger (the "Merger Agreement") with Coda Energy, Inc., a Delaware corporation ("Coda"), on October 31, 1997. Coda is an oil and gas exploration and development company with operations primarily in the Permian Basin of West Texas and the Mid-Continent region. Coda is a reporting person under the Securities Exchange Act of 1934 and therefore files periodic reports thereunder. The Merger Agreement is structured to exclude the downstream operations of Coda conducted through its subsidiary Taurus Energy Corp. from the transaction.
The closing of the merger is subject to various conditions to closing specified in the Merger Agreement. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release issued by the Company announcing the signing of the Merger Agreement. Attached as Exhibit 99.2 and incorporated herein by reference is a copy of the Merger Agreement (excluding exhibits thereto).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

         Exhibit 99.1      --    Press Release issued by Belco Oil & Gas Corp. on November 3, 1997
         Exhibit 99.2      --    Agreement and Plan of Merger, dated as of October 31, 1997, by and among Belco Oil & Gas Corp., Belco Acquisition Sub, Inc. and Coda
                                 Energy, Inc. (excluding exhibits).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BELCO OIL & GAS CORP.


Date: November 3, 1997

                                           By: /s/ Robert A. Belfer
                                              -----------------------------
                                               Robert A. Belfer,
                                               Chairman of the Board
                                               and Chief Executive Officer





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                                  EXHIBIT INDEX

    Exhibit No.
    -----------
    Exhibit 99.1      --    Press Release issued by Belco Oil & Gas Corp. on November 3, 1997
    Exhibit 99.2      --    Agreement and Plan of Merger, dated as of October 31, 1997, by and among Belco Oil & Gas Corp., Belco Acquisition Sub, Inc. and Coda
                            Energy, Inc. (excluding exhibits).


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